SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):   July 26, 2011

Giga-tronics Incorporated
(Exact name of registrant as specified in its charter)

California	94-2656341
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

4650 Norris Canyon Road, San Ramon, CA	94583
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (925) 328-4650

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01Other Events.

On July 26, 2011, the Company filed a Form 12b−25, Notification of Late Filing, with the Securities and Exchange Commission with respect to Form 10-K/A, Amendment No. 2 to its Annual Report on Form 10−K for the fiscal year ended March 26, 2011.  The amendment included information required by Part III of Form 10-K.  Because the Company had not filed its proxy statement for the Company’s annual meeting of shareholders within 120 days of the end of its fiscal year, the amendment including Part III information was due on July 25, 2011.  The Company submitted the amendment for filing on July 25.  Due to late revisions to the amendment and technical difficulties with the Company’s filing vendor, the filing was not submitted in time for a July 25 filing date, and the amendment received a July 26, 2011, filing date.  The Form 12b-25 was submitted on July 26 but received a July 27 filing date and also was not timely.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GIGA-TRONICS INCORPORATED

Dated: August 1, 2011	By:	/s/ Patrick J. Lawlor
VP Finance, Chief Financial Officer & Secretary

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